1934 ACT REPORTING REQUIREMENTS

FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Event: December 17, 2004

(date of earliest event reported)

Diversified Financial Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

000-22373 (Commission File Number)	58-2027283 (IRS Employer Identification Number)

1771 - Wolviston Way, San Diego, California 92154

(Address of principal executive offices)

(619) 575-7041

(Registrant's telephone number, including area code)

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On December 17, 2004, a resolution of the Board of Directors of the Registrant authorized the issuance of 50,000,000 restricted common stock to be issued to Equitilink, LLC, of 4275 Executive Square, Suite 210, La Jolla, CA 92037. The issuance was carried out pursuant to Section 4(2) of the Securities Act of 1933.

These shares have been issued as compensation to Equitilink LLC for service provided for in a written agreement to provide public relations and communications services. The agreement provides that these services will include the development, implementation and maintenance of an ongoing program to increase the investment community's awareness of the Corporation's activities and to stimulate the investment community's interest in the Corporation. The term of the agreement is for a period of four months.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included as part of this report:

EXHIBIT PAGE

NO. NO. DESCRIPTION

1 3 Copy of Agreement with Equitilink, LLC

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diversified Financial Resources, Inc.

Signature	Date
__/s/ John R. Chapman John R. Chapman as CEO, President and Director	December 17, 2004

U:\Master\Clients\Diversified Financial Resources Corporation\SEC Filings\8-K\12-04 shares 8-K.doc

AGREEMENT is to be effective as of the 20th day of December, 2004 by and between Equitilink, LLC, maintaining its principal offices at 4275 Executive Square, Suite 210, La Jolla, CA 92037 (hereinafter referred to as "Equitilink") and Diversified Financial Resources Corporation, maintaining its principal offices at 1771 Wolviston Way, San Diego, CA 92154, (hereinafter referred to as "Client").

W I T N E S E T H:

WHEREAS, Equitilink is engaged in the business of providing and rendering public relations and communications services and has knowledge, expertise and personnel to render the requisite services to Client; and

WHEREAS, Client is desirous of retaining Equitilink for the purpose of obtaining public relations and corporate communications services so as to better, more fully and more effectively deal and communicate with its shareholders and the investment banking community.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, it is agreed as follows:

Engagement of Equitilink. Client herewith engages Equitilink and Equitilink agrees to render to Client public relations, communications, advisory and consulting services.

  The consulting services to be provided by Equitilink shall include, but are not limited to, the development, implementation and maintenance of an ongoing program to increase the investment community's awareness of Client's activities and to stimulate the investment community's interest in Client. Client acknowledges that Equitilink's ability to relate information regarding Client's activities is directly related to the information provided by Client to Equitilink.

  Client acknowledges that Equitilink will devote such time as is reasonably necessary to perform the services for Client, having due regard for Equitilink's commitments and obligations to other business for which it performs consulting services.

Term and Termination. This Agreement shall be for a period of four (4) months commencing on the effective date hereof. If the Client does not cancel the contract during the term, the contract will automatically be extended for an additional three (3) months.

Treatment of Confidential Information. Company shall not disclose, without the consent of Client, any financial and business information concerning the business, affairs, plans and programs of Client which are delivered by Client to Equitilink in connection with Equitilink's services hereunder, provided such information is plainly and prominently marked in writing by Client as being confidential (the "Confidential Information"). Equitilink will not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) Equitilink is required to disclose the Confidential Information pursuant to a subpoena or other judicial order.

Representation by Equitilink of Other Clients. Client acknowledges and consents to Equitilink rendering public relations, consulting and/or communications services to other clients of Equitilink engaged in the same or similar business as that of Client.

Indemnification by Client as to Information Provided to Equitilink. Client acknowledges that Equitilink, in the performance of its duties, will be required to rely upon the accuracy and completeness of information supplied to it by Client's officers, directors, agents and/or employees. Client agrees to indemnify, hold harmless and defend Equitilink, its officers, agents and/or employees from any proceeding or suit which arises out of or is due to the inaccuracy or incompleteness of any material or information supplied by Client to Equitilink.

Independent Contractor. It is expressly agreed that Equitilink is acting as an independent contractor in performing its services hereunder. Client shall carry no workers compensation insurance or any health or accident insurance on Equitilink or consultant's employees. Client shall not pay any contributions to social security, unemployment insurance, Federal or state withholding taxes nor provide any other contributions or benefits that might be customary in an employer-employee relationship.

Non-Assignment. This Agreement shall not be assigned by either party without the written consent of the other party.

Compensation. SEE SCHEDULE A1

Notices. Any notice to be given by either party to the other hereunder shall be sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to such party at the address specified on the first page of this Agreement or such other address as either party may have given to the other in writing.

Modification and Waiver. This Agreement may not be altered or modified except by writing signed by each of the respective parties hereof. No breach or violation of this Agreement shall be waived except in writing executed by the party granting such waiver.

Entire Agreement This writing constitutes the entire Agreement between the parties. This Agreement can only be modified by a written contract signed by both parties. In the event that any party brings suit to enforce any part of this Agreement, the prevailing party shall recover attorney fees and legal costs. This Agreement shall be interpreted according to the laws of the state of California. By signing below all parties agree they have the authority to bind their respective companies.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

Equitilink, LLC

By: ___/s/ James Mahoney________ Date: ___12/17/04

James J. Mahoney, Managing Director

By: ___/s/_Thomas Mahoney___________ Date: ___12/17/14________

Thomas N. Mahoney, Managing Director

DIVERSIFIED FINANCIAL RESOURCES CORPORATION

By: ____/s/ John Chapman__ Date: ___12/17/04______

John Chapman, President

SCHEDULE A-1

PAYMENT FOR SERVICES AND REIMBURSEMENT OF EXPENSES

For the services to be rendered and performed by Equitilink during the term of the Agreement, Client shall, upon acceptance of this Agreement: Pay to Equitilink a total of Fifty Million 144-restricted Diversified Financial Resources Corporation stock due upon acceptance of this Agreement for four (4) months of service.

Equitilink, LLC

By: ____/s/ James Mahoney_________ Date: __12/17/04_________________

James J. Mahoney, Managing Director

By: ____/s/ Thomas Mahoney_________ Date: ___12/17/04________

Thomas N. Mahoney, Managing Director

DIVERSIFIED FINANCIAL RESOURCES CORPORATION

By: ___/s/ John Chapman___________ Date: ___12/17/04________________

      John Chapman, President